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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported): May 2, 2003

                                 WATERLINK, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                        1-13041                    34-1788678
(State or Other              (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                             Identification No.)
 Incorporation)

                        ---------------------------------

                            835 North Cassady Avenue
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)
                                   (Zip Code)
                        ---------------------------------

                                  614-258-9501
              (Registrant's Telephone Number, Including Area Code)




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Item 5.           Other Events

Effective at the close of business on May 2, 2003, Dr. R. Gary Bridge tendered his resignation from Waterlink's Board of Directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WATERLINK, INC.


Dated:   May 5, 2003                  By:      /s/ Donald A. Weidig
                                               --------------------
                                               Donald A. Weidig
                                               Chief Financial Officer


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